Exhibit 10.5   Lease relating to office at 32 Haymarket London



                         UNDERLEASE
                             of
                Second Floor office premises
                        32 Haymarket
                         London SW1

  PARTIES:

  ARCADIA GROUP PLC
  (1)

  C14NET LIMITED
  (2)

  Lawrence Graham
    190 Strand
      London
    WC2R 1 JN

  BETWEEN:

  (1)    the Lessor and
  (2)    the Lessee
  1.     DEFINITIONS
  1.1 The following terms used herein (with necessary variations) mean and include:-

  1.1.1        the Lessor":ARCADIA GROUP PLC (Company Reg. No.
               237511) whose registered office is at Colegrave House 70 Berners Street London W1 including where the context so admits the reversioner for the time being hereunder
  1.1.2        "the Lessee":C14NET LIMITED (Company Reg. No.
               3714112) whose registered office is at Trafalgar House 11 Waterloo Place London SW1Y 4AU including where the context so admits the Lessee's successors in title
  1.1.3 "the Building":means the Building known as 32 Haymarket London SW1 and where the context so admits or requires includes the whole and any part or parts of the same (including the Premises)
  1.1.4 "the Premises":means ALL THOSE office premises forming part of the Building and for the purpose of identification only shown edged red on the annexed plan and situated on the second floor of the Building all which said premises include inter alia any alterations additions improvements and landlords fixtures and fittings (including without prejudice to the generality of the foregoing all light fittings ceiling tiles suspended ceilings wall coverings and fitted carpets (if any) window frames and glass window furniture and door furniture and frames sanitary apparatus and gas and electrical and water and heating air conditioning and ventilating (if any) and other installations boilers (if any) plant machinery fire fighting or prevention equipment) plaster and other internal covering of the main walls enclosing the demise all internal walls ceilings (excluding the structure) and floor boards and screed of the floors and such parts of the Building as exclusively serve the Premises and include where the context so admits or requires the whole and any part or parts of the same

  1.1.5        "Conducting Media":   means pipes wires drains
               cables watercourses sewers ducts flues conduits or other conducting media and includes fixtures connected to any Conducting Media for enabling use to be made of the Conducting Media or of any water gas electricity telephone drainage soil air smoke heating and other services supplies and effluvia (collectively hereinafter called "Services") through Conducting Media

  1.1.6        "the Common Parts":   means the whole and any part
               or parts of any amenity areas entrance ways
               Passages staircases lifts common refuse disposal facilities and the Conducting Media therein the Service Chattels (hereinafter defined) and all other areas and facilities provided within the Building for the use of tenants and occupiers thereof in common

  1.1.7        "Group Company":       means any company which
               is a subsidiary of the Lessee or the Lessee's holding company (the expressions "subsidiary" and "holding company" having the meanings ascribed to them by Section 736 of the Companies Act 1985)

  1.1.8        "the Insured Risks":   means damage by fire storm
                tempest flood lightning explosion aircraft and articles dropped therefrom riot civil commotion malicious damage impact bursting or overflowing of pipes and such other risks or perils as the Superior Lessor shall from time to time in the reasonable exercise of its discretion think desirable

  1.1.9         "Interest":            means interest at the
rate of four
           per centum
                                        above the base rate of
HSBC
           Bank plc from time
                                        to time (or of such other
London
           Clearing Bank
                                        as the Lessor may by
notice in
           writing to the
                                        Lessee nominate from time
to
           time) during the
                                        period from the date on
which the
           interest is to
                                        run to the date of
payment as well
           before as
                                        after any judgment
           1.1.10                       "the Lessor's Surveyor":
means any person or firm
           appointed by or acting
                                        for the Lessor being a
Chartered
           Surveyor
                                        (including a suitably
qualified
           employee of the

  _i
                                        Lessor) to perform the
function of a
                                        surveyor for any of the
purposes of
                                        this Underlease

           1.1.11 "Lettable Unit":      means any unit of
           accommodation forming part
                                        of the Building which has
been or
           is intended or
                                        designed at any relevant
time to
           be the subject
                                        matter of a separate
letting
           1.1.12 "Lessor's Accountant":
means any person or firm
           appointed by or acting
                                        for the Lessor being
either a
           chartered or a
                                        certified accountant
(including a
           suitably
                                        qualified employee of the
Lessor)
           to perform the
                                        function of an accountant
for any
           of the purposes
                                        of this Underlease
           1.1.13 "the Term":           means a term from and
including
           the date of this
                                        Underlease to and
including the
           17th day of
                                        November 2012 and
includes any
           statutory or
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                               other continuation of the Term and
where the
                               context admits any period after
the expiry of the
                               Term during which the Lessee or
any sub-tenant
                               remains in occupation of the
Premises or any
                               part thereof and the obligations
of the Lessee
                               shall be construed accordingly

  1.1.14                       "the Rent":          means until
the Rent
  Commencement Date
                               (hereinafter defined) a peppercorn
(if
  demanded)
                               and from and including
       the Rent
                               Commencement Date the rent of One
Hundred
                               and Twenty One Thousand Five
Hundred
                               Pounds (GBP121,500) per annum or
such other
                               amount as is payable as rent from
time to time
                               hereunder
  1.1.15                       "Rent Commencement Date":means the
  1.1.16                       "Service Charge       means the
  1.1.17                       "Review Date":      means 17th
November 2002  and 17th November 2007
  1.1.18                       "the Painting Years":means the
years of the Term ending 17th
                               November 2002 and 17th November
2007 and in each case in any event during the last three months of the Term (however determined)

  1.1.19                       "the Specified Use":means in
respect of the
  Offices within the
                               meaning of paragraph (a) of Class
131 of the
                               Town and Country Planning (Use
Classes)
                               Order 1987 as the same is in force
at the date
                               hereof
  1.1.20                       "the Service Charge Year":means
any year of the Term
  ending on 31 st
                               March subject to variation as
hereinafter
                               provided
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                                -5-

  1.1.21                       "the Superior Lease":     means
the superior
  lease under which the
                               Lessor holds the Premises together
with other
                               property made the 25th day of
November 1987
                               between Northdale Investments
Limited ("the
                               Superior Lessor)" and the Lessor
(then known
                               as The Burton Group Plc)
  1.1.22                       "the Superior Lessor's    means
any person or
  firm appointed by or
         Surveyor":            acting for the Superior Lessor
being a
  chartered
                               surveyor (including a suitably

  qualified
                               employee of the Superior Lessor to
perform the
                               function of a surveyor for any of
the purposes
  of
                               the Superior Lease)
  1.1.23                       "the Superior Lessor's    means
any person or
  firm appointed by or
         Accountant":          acting for the Superior Lessee
being either a
                               chartered surveyor or a certified
accountant
                               (including a suitably qualified
employee of the
                               Superior Lessor to perform the
function of an
                               accountant for any of the purposes
of the
                               Superior Lease)
  1.1.24                       "the Supplemental Deed":means any
deed agreement
         licence
                               memorandum letter or other
document which in
                               any way varies this Underlease or
which is or
                               becomes supplemental to this
Underlease
                               whether or not expressed to be so
  .1.125                       "Court Order"             an Order
of the a~
  yore and City of London
                               County Court (No. A ) dated the
       t $"''
  day
                               of Mctrt~ 2000 in relation to the
Premises
                               pursuant to Section 38(4) of the
Landlord and
                               Tenant Act 1954

  1.2 Any covenant by the Lessee not to do any act or thing shall be deemed to include an obligation not to permit such act or thing to be done and any acts omissions of the Lessee's servants or agents or of any persons within the Lessee's control or of the Lessee's sub-tenants or of such sub-tenants servants or agents or of any

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                                -6-

         persons within the control of such sub-tenants shall for the purposes of this Underlease be deemed acts or omissions of the
         Lessee and references to the covenants or obligations of the Lessee or of any Guarantor shall be deemed to include those implied as well as those expressed herein

  1.3 References to the Superior Lessor shall include its successors in title and shall
         include all superior lessors however remote

  1.4 Where under the terms of this Underlease the consent of the
  Lessor is required
         for any act or matter the consent of the Superior Lessor under the terms of the
         Superior Lease shall also be required wherever requisite PROVIDED that nothing in this Underlease shall be construed as imposing on the
Superior
         Lessor any
         obligation (or indicating that such obligation is imposed on the
         Superior Lessor by
         virtue of the terms of the Superior Lease) not unreasonably to refuse such
         consent

  1.5 Reference to any right exercisable by the Lessor or any right exercisable by the
         Lessee in common with the Lessor shall be construed as including (where appropriate) the exercise of such right

                1.5.1 by the Superior Lessor and all persons authorised by the
                Superior Lessor and

         1.5.2 in common with all other persons having a like right

  1.6 Unless expressed to the contrary all rights of entry granted to the
  Lessee or
         reserved to the Lessor hereunder shall be exercisable only upon reasonable prior
         written notice except in case of emergency when no notice need be given

  1.7 Where the context so admits or requires the singular shall include the plural and
         vice versa the masculine gender shall include the feminine and neuter genders
         and vice versa and where the Lessor the Lessee or the Guarantor
         (if any) shall be
         two or more individuals all obligations expressed or implied to be made by or with
         any such individuals shall be deemed to be made by or with them jointly and
         severally

  1.8 Any reference to a statute shall include any statutory extension modification or re-
         enactment thereof and all regulations bye-laws or orders made thereunder

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  3.5    Statutory requirements

         So far as is consistent with the other covenants on the part of the Lessee herein contained at the Lessee's expense to comply with the requirements of and execute all works which are at any time during the Term by virtue of any present or future
         Acts of Parliament and any regulations orders or bye-laws made thereunder or by any competent authority relating to or required to be executed upon or in respect of the Premises or the user thereof whether by the owner or occupier thereof and not to do or omit on or about the Premises any act or thing by reason of which the Lessor may under any such Acts regulations order or bye-laws or the requirements of any such authority incur or have imposed upon it or become liable to pay any levy penalty damages compensation costs charges or expenses and to keep the Lessor indemnified against all breaches of the provisions of such Acts regulations orders bye-laws or requirements and all costs damages and expenses incurred thereunder and to produce to the Lessor such licences consents and other documents and evidence as the Lessor may reasonably require in order to satisfy itself that the provisions of this Clause 3.5 have been complied with in all respects

  3.6    Alterations

         3.6.1 Not to erect any addition to the exterior of the Premises or erect any new building upon the site of the Premises nor to make any other alteration or addition to the external appearance of the Premises nor to unite the Premises with any other premises or create any internal doorway or other opening between the Premises and any adjoining premises
         3.6.2 Not to cut into the foundations or any main beams structural floors or walls of the Premises
         3.6.3  Subject to the other provisions of this Clause
3.6 not without the
                previous consent in writing of the Lessor such consent not to be unreasonably withheld to make any alteration or addition structural or otherwise to the Premises PROVIDED HOWEVER that no consent shall be required for the erection alteration or removal within the
                Premises of demountable partitioning PROVIDED that such
         partitioning
                shall be erected in a good and workmanlike manner with good quality materials and that if so required by the Lessor or the Superior Lessor such partitioning shall be removed at the end of the Term (howsoever determined) and the Premises reinstated to the reasonable satisfaction of the Lessor's Surveyor and the Superior
Lessor's Surveyor
         3.6.4 Before connecting the electricity supply to any proposed major electrical installation in the Premises to notify the Lessor and the electricity supply
                authority and to permit inspection and testing of the same and to comply with the conditions of supply of the authority and the requirements of such authority and in any event not to alter add to or in any way interfere with any electric cables switches junctions or points
         or
                pipes taps or other apparatus installed in the Premises in connection with the supply or use of electricity hot or cold water or gas or any telephone installation save in accordance with the requirements and standards of the relevant authority and in the case of any electrical installation the standards of the Institution of Electrical Engineers

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                                        _8_

                 3.6.5  Not to make any material alteration or
connection to any
                 of the
                        Conducting Media serving the Premises or to any other
                 mechanical
                        service without the prior written consent of the Lessor
                 (such consent not
                        to be unreasonably withheld in respect of Conducting
                 Media solely
                        serving the Premises)

  _              3.6.6  Any alteration or addition in respect of
which consent may
  be granted
                        under this Clause 3.6 shall be carried
out in accordance
  with drawings
                        and specifications previously approved by
and to the
  reasonable
                        satisfaction of the Lessor's Surveyor and
in all such cases
  such consent
                        or approval shall not be unreasonably
withheld
                 3.6.7  Any application for consent made under
this Clause 3.6
  shall be
                        supported by drawings and (where
appropriate)
  specifications in
                        triplicate and the Lessee shall pay the
reasonable fees of
  the Lessor
                        and the Superior Lessor and their
respective professional
  advisers in
                        respect of such application and the
inspection of the
  relevant works and
                        shall comply with such reasonable
requirements and enter
  into such
                        covenants as the Lessor may reasonably
require as to the
  execution of
                        the alterations and additions and
reinstatement of the
  Premises
                 3.6.8  The Lessee will upon written notice from
the Lessor
  forthwith pull down
                        and remove any alteration or addition
erected or made in
  breach of the
                        foregoing covenants and make good to the
reasonable
  satisfaction of
                        the Lessor's Surveyor all damage thereby
caused

          3.7    Avoidance of Insurance

                 3.7.1  Not by act or omission or otherwise to
allow anything to be
  done on or
                        to be brought onto the Premises which may cause any
  insurance policy
  -' for the Premises to become void or voidable nor anything whereby any additional or loaded insurance premiums
may become
  payable
                        (whether in respect of the Premises or of any other
  premises)
                 3.7.2 To notify the Lessor promptly in writing of the nature and value of any
                        alterations additions or improvements
made and landlords
  fixtures
                        attached by the Lessee to the Premises
during the Term
                 3.7.3  To comply with all reasonable
requirements of the
  insurers as to fire
                        security or other precautions in respect of the Premises
                 3.7.4 If and so often as reasonably required by the Lessor or as reasonably
                        required by its insurers to permit the
insurers to inspect
  the Premises
                        and the Lessee's user thereof and subject as hereinbefore
  provided the
                        Lessor to inspect and value the same for the purpose of
  assessing the
                        sum for which the Premises or the
Building should be
  insured
                 3.7.5  If the Premises or any other premises
within the Building
  shall be
                        destroyed or damaged by any of the
Insured Risks and if
  the amount of
                        the insurance monies shall be wholly or
partly
  irrecoverable by reason
                        of any act neglect default or omission of the Lessee its
  tenants agents
                        servants licensees or invitees or anyone deriving title
  through under or
                        in trust for or acting on behalf of them or any of them the
  Lessee will
                        forthwith on demand pay and make good to the Lessor all
  costs claims
                        losses and other expenses whatsoever
(including
  professional and

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                                -B-

                other fees) incurred paid or payable by the Lessor or the Superior Lessor in connection with or consequent upon such destruction or damage and the reinstatement and making good thereof to the extent that such costs claims losses and other expenses shall be irrecoverable as aforesaid

  3.8    Repairs
         3.8.1 Damage by Insured Risk excepted (save and to the extent that the insurance policy in respect thereof shall have been vitiated or the insurance monies rendered irrecoverable by reason of any act default or neglect of the Lessee or its tenants servants agents or others within the Lessee's control) at all times during the Term well and substantially to repair maintain cleanse and amend in every respect the Premises and all appurtenances thereto to the reasonable satisfaction of the
                Lessor the Superior Lessor and their respective Surveyors and to keep the same so repaired maintained cleansed and amended and when requisite as part of the process of repair only rebuild or renew the same
                or any part thereof and to renew and replace from time to time with articles of a similar kind and quality to the reasonable satisfaction of the
                Lessor and the Superior Lessor and their respective Surveyors all landlords fixtures fittings and appurtenances in the Premises which may
                become or be beyond reasonable repair at any time during or at the expiration or sooner determination of the Term and at such expiration
  or
                sooner determination to replace and renew any fitted carpets in the
                Premises with carpets of a similar kind and quality to the reasonable satisfaction of the Lessor and the Superior
Lessor and their respective
                Surveyors

         3.8.2 To be responsible for any damage caused to the Lessor or the
         Superior
                Lessor their other tenants or the owners or occupiers of any adjoining
         or
                neighbouring premises by the bursting or overflow or obstruction of any
                part of the water sanitary or heating
installation in the Premises arising
                as a result of any act or omission of the Lessee or its sub-tenants servants or agents
         3.8.3 To keep the windows (and metal frames if any) in the Premises clean inside and outside
         3.8.4 From time to time and at all times during the Term to procure that the
                Premises are reasonably fit and suitable for use for the Specified Use

  3.9    Decoration

         3.9.1 To maintain an adequate protective coating or preservative of a type approved by the Lessor to all parts of the Premises and to the fixtures and fittings therein as are normally so treated
         3.9.2 Without prejudice to sub-clause 3.9.1 of this Clause 3.9 to paint with two coats of good quality paint or such other treatment as the Lessor may from time to time approve (such approval not to be unreasonably withheld) in a good and workmanlike manner all parts of the Premises and all appurtenances thereto usually painted in each of the Painting
                Years (unless carried out within the preceding twelve months) and at the same time with every painting or other treatment throughout the

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                Term to varnish colour or treat such parts of the
Premises as are usually
                so treated

         3.9.3 The Lessor shall have the option (in lieu of carrying out any painting or other treatment during the last three months of the Term) of requiring the Lessee to pay to the Lessor a sum (together with any Value Added
                Tax which may be chargeable thereon) properly certified by the
                Lessor's Surveyor as being equal to the cost of carrying out such painting or other treatment and if the Lessee shall pay to the Lessor such sum not less than one month before the expiration or sooner determination of the Term the Lessor shall accept the same in full satisfaction of the Lessee's liability hereunder in respect of such painting or other treatment

  3.10   Items of common use

         Save insofar as the same are contained in the service charge provisions hereinafter contained to pay to the Lessor on demand a fair proportion of any reasonable and proper sums (including fees) which the Lessor may expend or incur for the repair painting lighting cleaning (including stone cleaning) replacing renewal rebuilding
         (where necessary as part of the process of repair) maintenance and preservation of the Building or the Common Parts or any other part or parts of the Building and in complying with any statutory requirement or any requirement of a competent authority relating to the Premises or the Building or any part or parts thereof and for the repair painting lighting cleaning replacing renewal rebuilding (where necessary as part of the process of repair) maintenance and preservation of all passage ways pavements roads areas Conducting Media party walls party structures or other conveniences belonging to or used or enjoyed in common between the Building and adjoining or neighbouring land or premises

  3.11   Entry to Inspect

         To permit the Lessor with all necessary materials and equipment at reasonable times to enter the Premises to view the condition thereof and thereupon the Lessor may serve upon the Lessee notice specifying any breach of covenant for which the
         Lessee is liable under this Underlease and if the Lessee shall not have commenced and diligently proceeded to rectify such breach within two calendar months after service of such notice the Lessor may without further notice enter the Premises to execute the works required to rectify such breach (and the Lessee shall give the
         Lessor all necessary facilities so to do) and the cost incurred by the Lessor in so doing together with Interest thereon from the date such cost shall have been incurred to the date of payment shall be paid by the Lessee to the Lessor upon demand and shall be recoverable from the Lessee as a debt or (at the Lessor's option) as rent in arrear

  3.12   Entry for repairs etc

         To permit the Lessor at reasonable times to enter and remain upon the Premises with all necessary equipment and materials

                3.12.1     to execute works to any other premises
within the Building where such
                works cannot reasonably be executed without entry upon the Premises

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                               -11-

                3.12.2 for the purpose of laying constructing re-laying inspecting renewing connecting repairing cleansing or emptying any Conducting Media in under or over the Premises in connection with or for the accommodation of the Premises or any other premises within the Building

                3.12.3     for the purpose of taking inventories
of the Lessor's fixtures and fittings
                to be yielded up at the expiration of the Term

         3.12.4         in connection with the services herein
mentioned

                3.12.5     for the purpose of complying with any
requirements of any competent
                authority

         the persons entering causing as little damage and inconvenience as reasonably practicable and making good any damage caused to the Premises and the Lessee's fixtures and fittings by such entry without unreasonable delay

  3.13   User restrictions

         3.13.1 Not to use or allow to be used the Premises or any part thereof for the sale manufacture supply distribution or public consumption of intoxicating liquors or any similar business nor as a place of public entertainment nor as a club betting office or for the purpose of gaming or as a bingo billiards snooker or similar hall fun fair amusement arcade
                leisure centre nor as an advertising station nor as a restaurant or snack bar or for the sale of hot or cold food for consumption off the premises
                (commonly known as a 'take-away' food shop) or for catering of any other description nor to keep any animals fish reptiles or birds in the
                Premises nor to use the Premises as a brothel or disorderly house or as
                a sex establishment within the meaning of the Local Government
                (Miscellaneous Provisions) Act 1982 nor for the sale of live animals or pet food or for the sale hire distribution viewing or display of any books magazines films video or other recordings or other material which are unsuitable for sale or showing to persons of any age nor for any illegal or immoral purpose nor for any noisome noisy or offensive trade or business nor for the purposes of any political or religious organisation nor for anything which may become a nuisance or damage to the owners or occupiers of property in the
neighbourhood or may in the
                opinion of the Lessor be detrimental to the nature and character of the
                Building

         3.13.2 Not to permit any person to reside or sleep in the Premises

                3.13.3 Not to discharge any trade wastes into the sewers nor discharge anything but storm water and surface water into the surface water drains nor discharge into the drains or sewers serving the Building anything which will be corrosive or harmful or which may cause any obstruction or deposit therein and to take all reasonable precautions to prevent any leakage or escape of water or electricity from the Premises or any accident in connection therewith or with the use thereof

                3.13.4     Not to allow on the Premises anything
which is or may be dangerous
                offensive radioactive or explosive or specially combustible or inflammable

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                3.13.5     Not to trade or display goods outside
the Premises nor to cause any
                obstruction outside the Premises nor to trade from or obstruct any window thereof or to hang anything from the windows of the Premises nor to place or store anything on or sit out on any roof which may be comprised in the
                Premises

                3.13.6 Not to use on the Premises any machine (other than normal office or shop machines or such other machines as shall be reasonably necessary for the Specified Use) or scientific apparatus without the prior written consent of the Lessor (such consent not to be unreasonably withheld)
                and in particular (but without prejudice to the generality of the foregoing)
                not to use on the Premises any coin or token operated machines or games (whether with or without prizes) other than for the dispensation of beverages and other light refreshments for consumption on the Premises nor any equipment machinery or other thing which shall cause dangerous vibrations or overloading of the electrical circuits serving the Premises or other premises

                3.13.7     Not to use or permit or suffer to be
used except in case of fire or other
                emergency any doors or special exits which may be provided exclusively for escape in the event of fire or other emergency

                3.13.8     Not at any time at such a volume as to
be audible outside the Premises
                to play or cause to be played in or on the Premises any kind of musical instrument sound reproducing amplifying or receiving apparatus or to sing or cause any singing to take place therein

         And if required by the Lessor so to do forthwith to take all steps to remedy any breach of this covenant and to indemnify the Lessor against all claims costs and demands arising in consequence of a breach hereof

  3.14   Specified use

         Not to use or allow to be used the Premises except for the Specified Use

  3.15   Easements etc

         To use all reasonable endeavours to prevent any easement or right belonging to or used with the Premises from being obstructed or lost and not knowingly to allow any encroachment to be made or attempted to be made on or easement or right to be acquired or attempted to be acquired over the Premises nor without the Lessor's consent (such consent not to be unreasonably withheld) to permanently obstruct any window light or way belonging to the Premises nor to acknowledge that any right appurtenant to the Premises is enjoyed by consent of any other person and to give immediate notice to the Lessor if any easement right or encroachment affecting or likely to affect the Premises shall be made or attempted to the Lessee's knowledge and at the Lessor's request and cost to adopt such means as may be reasonably required to prevent or license the same and if the Lessee shall omit or neglect to do any such things as aforesaid as soon as may be reasonable in the circumstances the
         Lessor and others authorised by it may enter the Premises and do the same

  1164030.01
                               -13-

  3.16   Signs etc
         3.16.1 Not to install outside the Premises or inside the Premises so as to be seen from the outside any intermittent or flashing signs or advertisement
         3.16.2 Subject to the provisions of Clause 3.17 hereof not to exhibit or suffer to be exhibited any other signs notices or
advertisements visible from
                outside the Premises without the prior consent in writing of the Lessor which the Lessor may grant or withhold at its absolute discretion or grant subject to such conditions and covenants as the Lessor may require PROVIDED that the Lessee may with the prior written consent of the Lessor (which shall not be unreasonably withheld) install a sign in
                such form and position as the Lessor may approve (such approval not to be unreasonably withheld) displaying the name and business of the
                Lessee and of other lawful occupants of the Premises or any part thereof on the tenant's signboard at the ground floor entrance of the
                Building and in the second floor lift lobby
(which such sign if so
  required
                by the Lessor shall be removed at the
determination of the Term the
                Lessee making good any damage caused by such removal)

  3.17   Letting notices

         To permit the Lessor or the Superior Lessor during the twelve months immediately preceding the expiration of the Term to affix and retain without interference to any part of the Premises (but not so as to obscure the windows or interfere with the
         Lessee's permitted use of the Premises) a letting notice which shall not be moved removed or obscured and during the said twelve months to permit persons with written authority from the Lessor or its agents at reasonable times of the day on prior written notice to view the Premises

  3.18   Expenses

         To pay all expenses (including professional fees and costs) properly incurred by the
         Lessor or the Superior Lessor and . any of their respective professional advisers incidental to:-

         3.18.1 the preparation and service of notices under Sections 146 and/or 147 of the Law of Property Act 1925 or under the Leasehold Property
                (Repairs) Act 1938 notwithstanding that
forfeiture is avoided otherwise
                than by relief granted by the Court

                3.18.2 the enforcement whether during the Term or after the expiration or sooner determination thereof of any of the Lessee's covenants and the preparation and service of all notices and schedules relating to breaches of the Lessee's covenants hereunder occurring before the expiration of the Term (including all inspections properly made in contemplation of or consequent upon the preparation and/or service of such notices or schedules)

                3.18.3 all applications by the Lessee for any consent required under this
                Underlease and whether or not such consent is refused or such application withdrawn except where such consent approval or licence is unreasonably withheld or is proffered subject to unreasonable qualification or condition

  1164030.01
                               -14-

  3.19   Yielding up

         3.19.1 To yield up the Premises at the expiration or sooner determination of the Term in repair and decorated and otherwise in all respects in accordance with the Lessee's covenants herein contained and with vacant possession and clean having first replaced any Lessor's fixtures and fittings which may be missing or damaged with others of a similar kind and quality to the reasonable satisfaction of the Lessor and the
                Superior Lessor and their respective Surveyors and having removed every sign writing or painting of the name and/or business of the
                Lessee
                or other occupiers of the Premises and (unless relieved of such obligation by the Lessor) having removed all partitioning installed in the
                Premises and having made good to the Lessor's reasonable
                satisfaction and at the Lessee's expense any damage resulting from such removal and from the removal of any tenants and trade fixtures and fittings

                3.19.2 If the Lessee shall fail to yield up the Premises in such state of repair and decoration as aforesaid the Lessor may if it thinks fit effect such repairs decorations and other works which ought to have been carried out by the
                Lessee pursuant to the covenants on the part of the Lessee herein contained and the Lessee shall pay to the Lessor on written demand the cost of such repairs decorations and other works effected by the Lessor

  3.20   Alienation

         3.20.1                      In this Clause 3.20 the
following
         expressions have the following
                meanings:-
                "the 1927 Act"       the Landlord and Tenant Act
1927 as
                                     amended
                "the 1995 Act"       the Landlord and Tenant
(Covenants)
                                     Act 1995

               "Authorised Guarantee has the meaning defined in
and for the
               Agreement"            purposes of Section 16 of
the 1995 Act
                                     which shall be made by
separate deed
               "Application"         the application made by the
Lessee for
                                     the Lessor's consent to the
proposed
                                     assignment of the Underlease
to the
                                     Proposed Assignee
               "the Current Lessee " the person in whom the Term
is vested
                                     at the date of the
Application
               "the Proposed Assignee"                        the
person to whom the Current
               Lessee
                                     wishes to assign this
Underlease as
                                     stated in the Application
               "Proposed Guarantor" the person who will guarantee to the
                                     Lessor the obligations of
the Proposed

  1164030.01
                               -15-

                                    Assignee but this expression
shall not
                                    include the Current Lessee

         3.20.2 Save as permitted by Clauses 3.20.3 3.20.4 3.20.5 and 3.20.6 not to hold on trust assign underlet permit
underlettings nor part with or share
                the possession or occupation of the whole or any part or parts of the
                Premises nor grant licences or franchises to use or occupy the whole
         or
                any part or parts of the Premises nor mortgage or charge part of the
                Premises
         3.20.3
Assignment

                       3.20.3.1 Not to assign the whole of the
Premises without the prior
                       consent of the Lessor (such consent not to be unreasonably withheld or delayed) provided that the
Lessor shall be entitled
                       (for the purposes of Section 19(1A) of the Landlord and
                       Tenant Act 1927):-

                               3.20.3.1.1 to withhold its consent
to any of the
                               circumstances set out in Clause
3.20.3.2;

                               3.20.3.1.2 to impose all or any of
the matters set out in
                               Clause 3.20.3.3 as a condition of
its consent

                3.20.3.2                                      The
circumstances referred to in Clause
                3.20.3.1.1 above
                       are as follows:-
                       3.20.3.2.1
      Where the Proposed Assignee is an associated
                               company of the Lessee
                       3.20.3.2.2
     Where in the reasonable opinion of the Lessor
                               the Proposed Assignee is not of
sufficient
                               financial standing to enable it to
comply with
                the
                               tenant's covenants in this
Underlease
                       3.20.3.2.3
     Where the Proposed Assignee enjoys diplomatic
                               or state immunity
                       3.20.3.2.4
    Where the Proposed Assignee is not resident in
                               a jurisdiction where reciprocal
enforcement of
                               judgement exists
                3.20.3.3                                      The
conditions referred to in Clause 3.20.3.1.2
                are as
                       follows:-
                       3.20.3.3.1
       the current Lessee and any guarantor of the
                               Current Lessee (except a guarantor
by virtue of
                               a deed entered into pursuant to
the provisions
                of
                               this Clause) shall on or prior to
such
                assignment
                               being completed execute and
deliver an
                               Authorised Guarantee Agreement
which shall
                be
                               in such form as the Lessor may
reasonably
                               require and be prepared by or on
behalf of the
                               Lessor and at the cost of the
Current Lessee

  1164030.01
                                        -16-

                                        3.20.3.3.2  the Proposed
Assignee shall on or
                                        before being allowed into
                                        occupation enter into a
direct
                                        covenant with the Lessor
to
                                        perform and observe the
Lessee's
                                        covenants and conditions
                                        contained in this
Underlease

                                        3.20.3.3.3  the payment
to the Landlord of all
                                        rent and other sums which
have
                                        fallen due under the
Underlease
                                        prior to the date of the
assignment

                                        3.20.3.3.4  if the Lessor
reasonably requires
                                        the Lessee shall obtain
one or
                                        more guarantors (other
than the
                                        Current Lessee )
reasonably
                                        acceptable to the Lessor
for the
                                        Proposed Assignee and
such
                                        guarantor shall execute
and deliver
                                        to the Lessor a deed
containing
                                        covenants by that
guarantor (or if
                                        more than one joint and
several
                                        covenants) with the
Lessor as a
                                        primary obligation in the
terms set
                                        out in Schedule 4 (with
any
                                        necessary changes or in
such
                                        other terms as the Lessor
may
                                        reasonably require)

                                3.20.3.4  The Lessor may at any
time during the Term
                                abandon any of the circumstances
mentioned in
                                Clause 3.20.3.2 or any of the
conditions
                                mentioned in Clause 3.20.3.3 by
serving written
                                notice to that effect on the
Lessee and upon the
                                service of such notice the
circumstances or
                                condition specified shall be
deemed to be
                                deleted from this Underlease and
of no further
                                effect

                 3.20.4 Underletting

                                3.20.4.1  The Lessee may subject
to the provisions of this
                                Clause 3.20.4 with the prior
written consent of
                                the Lessor such consent not to be
unreasonably
                                withheld or delayed underlet the
whole of the
                                Premises

                                3.20.4.2  The Lessee shall
procure that any proposed
                                underlease of the Premises shall
before being
                                allowed into occupation enter
into a direct
                                covenant with the Superior Lessor
and the
                                Lessor to perform and observe all
the Lessees
                                covenants (other than the
covenant to pay rent)
                                and the conditions contained in
this Underlease
                                throughout the term to be created
by the
                                underlease and if the Superior
Lessor or the
                                Lessor shall reasonably so
require that a
                                satisfactory guarantor for such
underlease shall
                                enter into a covenant under seal
in favour of the
                                Superior Lessor and the Lessor
  .                             in the form (mutatis mutandis)
set out in
  Schedule 4 hereto
                                with such modifications as the
Superior
                                Lessor or the
                                Lessor may reasonably require

                                3.20.4.3  The Lessee shall
procure that any permitted
                                underlease is at the full open
market rental
                                without the payment of a fine or
premium with
                                no provision in any way commuting
rent

           1164030.01
                                        -17-

                                (other than a reasonable initial
rent free period)
                                and contains lawful and
enforceable
                                provisions:-

                                        3.20.4.3.1  prohibiting
the undertenant from
                                        underletting or parting
with or
                                        sharing occupation or
possession
  _                                     of the whole of the
underlet
  premises or any part
                                        or parts thereof

                                        3.20.4.3.2  prohibiting
the undertenant from
                                        assigning or charging the
whole of
                                        the underlet premises
without the
                                        prior written consent of
the Lessee
                                        and of the Lessor under
this
                                        Underlease

                                        3.20.4.3.3  providing
that for the purposes of
                                        Section 19(1 A) of the
1927 Act
                                        and Section 16 of the
1995 Act any
                                        consents to an assignment
of the
                                        underlease shall be
subject to a
                                        condition that the
undertenant of
                                        the underlease shall on
or prior to
                                        such assignment being
completed
                                        execute and deliver to
the Lessee
                                        and the Lessor of this
Underlease
                                        a deed containing
covenants on
                                        the part of the then
undertenant
                                        with the Lessee and as
separate
                                        covenants with the Lessor
in the
                                        form of an Authorised
Guarantee
                                        Agreement which will be
in such
                                        terms as the Lessor may
                                        reasonably require and be
                                        prepared by or on behalf
of the
                                        Lessor and at the cost of
the
                                        Lessee

                                        3.20.4.3.4  other
obligations on the part of the
                                        undertenant no less
onerous than
                                        the obligations of the
Lessee under
                                        this Underlease

                                        3.20.4.3.5  that the
undertenant shall observe
                                        and perform covenants
                                        agreements and conditions
in
                                        similar form to the
covenants
                                        agreements and conditions
on the
                                        part of the Lessee
contained in this
                                        Underlease (other than as
to the
                                        amount of Rent but with
provision
                                        for the payment of rents
equivalent
                                        to the Insurance Rent and
Service
                                        Charge)

                                        3.20.4.3.6  for review of
rent (in an upwards
                                        direction only) reserved
by the
                                        underlease corresponding
as to
                                        terms and dates with the
provisos
                                        set out in Clause 6

                                        3.20.4.3.7  for re-entry
on breach of any
                                        covenant on the part of
the
                                        undertenant on any ground
                                        specified in Clause 5.2

                                        3.20.4.3.8  that the
underlease shall be validly
                                        contracted out of
Sections 24 to 28
                                        (inclusive) of the
Landlord and
                                        Tenant Act 1954 by order
of a
                                        competent court

           1164030.01
                                       -18-

                                       3.20.4.3.9   that every
underlease and sub-
                                       underlease whether mediate
or
                                       immediate shall contain
the same
                                       restriction on assignment
                                       underletting or parting
with
                                       possession sharing
occupation and
                                       granting of licences and
the same
                                       provisions for direct
covenants and
                                       registration as are
contained in this
                                       Underlease

                                3.20.4.4  On or prior to the
assignment of any permitted
                                underlease the Lessee shall
procure that there
                                is delivered:

                                       3.20.4.4.1   to the Lessor
a deed containing
                                       covenants by the assignee
with the
                                       Lessor in such form as the
Lessor
                                       may reasonably require to
perform
                                       and observe all the
tenant's
                                       covenants in and all other
                                       provisions of the
underlease during
                                       the residue of the term of
the
                                       underlease (including any
                                       continuation thereof)

                                       3.20.4.4.2   to the Lessor
and separately to, the
                                       Lessee a deed containing
                                       covenants by the assignor
with the
                                       Lessor as contemplated by
Clause
                                       3.20.3.1.1

                               3.20.4.5   The Lessee shall
procure in any underletting of
                               the Premises that the rent is
reviewed in
                               accordance with the terms of the
underlease but
                               not to agree the reviewed rent
under such
                               underlease with the undertenant
without the prior
                               written consent of the Lessor
(such consent not
                               to be unreasonably withheld or
delayed) and to
                               procure that if the
  '                            rent under any underlease is to be
determined
  by an
                               independent person not to
determine whether
                               such person
                               is to act as an expert or as an
arbitrator without
                               the Lessor's
                               prior written consent (such
consent not to be
                               unreasonably
                               withheld or delayed) and to
procure that the
                               Lessor's
                               representations as to the rent
payable
                               thereunder are made
                               to such independent person to the
reasonable
                               satisfaction
                               of the Lessor

                               3.20.4.6   Not to vary the terms
of or accept any surrender
                               of any underlease permitted under
this Clause
                               3.20.4 (or agree so to do) and not
commute
                               reduce or waive any rents payable
by any such
                               underlease

                               3.20.4.7   Not to waive expressly
or impliedly any of the
                               covenants imposed in any
underlease but upon
                               any breach thereof forthwith to
enforce the same

                               3.20.4.8   At the request of the
Lessor to take such action
                               as may be necessary to determine
any
                               underlease which is not permitted
by the Lessor
                               or Superior Lessor

  1164030.01
                               -19-

         3.20.5            Group Company

                Notwithstanding anything contained in this Clause
3.20 the Lessee may
                share occupation of the Premises or any part thereof with a Group
                Company PROVIDED THAT

                3.20.5.1
     no tenancy is created by such occupation

                        3.20.5.2     the right of the Group
Company shall immediately
                        determine on it ceasing to fall within
the definition of Group
                        Company

                        3.20.5.3     the Lessee will give notice
to the Lessor within fourteen days
                        of the commencement and termination of
each sharing of
                        occupation of the Premises

         3.20.6            Charge

                Not to charge by way of fixed charge the whole of the Premises without the prior written consent of the Lessor (which shall not be unreasonably withheld or delayed)

  3.21   Registration

                3.21.1     Within fourteen days after any
assignment to give written notice to the
                Lessor of the name and address of the party to whom all future demands for rent and other monies payable under this Underlease are to be addressed and within twenty one days after any assignment charge by way of fixed charge (save as hereinbefore provided) underlease or devolution of the Premises or any part thereof or any interest therein
                (including the surrender or forfeiture of any underlease) to give notice thereof in writing to the solicitors for the time being of the Lessor and to provide them with two certified photocopies of the document effecting such transaction and to pay to such solicitors a registration fee of Twenty-
                five pounds (GBP25) or such larger sum as such solicitors shall reasonably require together with the Superior Lessor's registration fees

                3.21.2 Within twenty one days after the rent payable upon a review of rent in any underlease of the Premises or any part thereof shall have been ascertained (whether by agreement arbitration or otherwise) to notify the
                Lessor in writing of the rent so ascertained and the premises in respect of which and the underlease pursuant to which such rent shall have been reviewed together with a certified copy of the award of any arbitrator or expert engaged in connection with such review and within twenty eight days of a memorandum recording the revised rent being signed by or on behalf of the parties to such review to forward a copy thereof to the
                Lessor

                3.21.3 To give the Lessor notice of the death during the Term of any person who has or shall have guaranteed to the Lessor the payment of the rent and observance and performance of the Lessee's covenants under this
                Underlease or of such person committing an act of bankruptcy or having a receiving order made against him or of such person (being a company)
                suffering a receiver to be appointed or passing a resolution to

  1164030.01
                               -20-

                wind up or entering into liquidation upon the Lessee becoming aware of the same

  3.22   Notices

         Upon receipt in any manner whatever of any notice order proposal requisition direction or other thing from a competent authority affecting the Premises or the user thereof or the owner or occupier thereof or the Lessor's interest therein to comply therewith at the Lessee's expense so far as is required thereby or by the Act or other instrument under which it is issued or by the provisions hereof And forthwith to deliver to the Lessor three copies of such notice order proposal requisition direction or other thing And at the request and cost of the Lessor to make or join with the
         Lessor in making such objections and representations against or in respect of any such matters as the Lessor acting reasonably and properly shall deem expedient

  3.23   Not to overload etc

         Not to permit to be erected or suspended upon the Premises anything which will overload any floor wall roof or any other part of the structure or structural frame thereof not knowingly to do anything or suffer anything to be done on the Premises which would remove support from any part of the Building or any adjoining land buildings or structures or endanger such land buildings or structures in any way whatsoever

  3.24   Compliance with statute

         3.24.1 So far as consistent with the other covenants on the part of the Lessee herein contained without prejudice to the generality of Clause 3.5 hereof
                at all times during the Term to comply at the Lessee's expense with the provisions of any relevant legislation for the time being in force and in particular (but without prejudice to the generality of the foregoing) the
                Town and Country Planning Act 1971 the Health and
Safety at Work
                etc
                Act 1974 the Factories Act 1961 the Offices.
Shops and Railway
                Premises Act 1963 the Fire Precautions Act 1971' and the Public
                Health
                Acts the Clean Air Acts and with any regulations or orders made under such legislation and all licences consents and conditions granted or imposed thereunder so far as the same relate to or affect the Premises or the user thereof or the owner or occupier thereof or the Lessor's interest therein and as often as occasion shall require to obtain at the
                Lessee's expense all such licences and consents as may be necessary under such legislation for any use of or permitted improvements alterations or additions to be carried out by the Lessee to the Premises and not knowingly to do or omit or suffer to be done or omitted on or about the Premises any act or thing by reason of which the Lessor may under any such legislation incur or have imposed upon it or become liable to pay any levy penalty damages
compensation costs charges or
                expenses and to keep the Lessor fully indemnified against all proceedings costs expenses and demands in relation to any such matters and to produce to the Lessor such licences consents and other documents and evidence as the Lessor may reasonably require in order
                to satisfy itself that the provisions of this Clause 3.24.1 have been complied with in all respects

  1164030.01
  -21 -

  3.24.2                 If the Lessee any sub-tenant or other
lawful occupier carries
  out any construction work within the meaning of and to which the Construction (Design and
  Management) Regulations 1994 ("CDM Regulations") apply the
Tenant shall:

  3.24.2.1               prepare or procure the preparation of
the Health and Safety
  file ("Health and Safety File") in accordance with the CDM
Regulations and

  3.24.2.2               grant or procure the grant of a royalty
free irrecoverable and
  non exclusive licence or licences to the Lessor to use and copy any design as built and maintenance and operational information and documentation and any other information comprised in the Health and Safety File for any purpose connected with the Premises and any such licence shall grant the Lessor the right to grant such licence and the right to freely transfer the same to third parties

  1               3.24.3 the Lessee shall maintain and update the
Health and Safety
  File as
                         necessary or procure that the same is so
maintained and
  updated and
                         within seven days of being requested so
to do the Lessee
  shall supply
                         copies thereof and any other evidence as
the Lessor may
  reasonably
                         require to satisfy itself that the CDM
Regulations have and
  are being
                         complied with
                  3.24.4 upon any assignment of this Underlease
the Lessee shall
  deliver to the
                         assignee the Health and Safety File and
upon the
  expiration or sooner
                         determination of the Term the Lessee
shall deliver to the
  Lessor the
                         Health and Safety File
  '        3.25   Planning

  3.25.1                 Not to apply for nor procure the
application by any third party
  for any planning consent (which expression shall include any outline or detailed consent or any approval of reserved matters or any appeal to the Secretary of State for the Environment Transport
  and the Regions) relating to the Premises (whether or not in conjunction with other premises)
  without the prior written approval of the Lessor (which shall not be unreasonably withheld)

  3.25.2                 To give full particulars to the Lessor
within seven days of any
  planning notice or proposal or application received by the Lessee and at the Lessor's request and cost to make or join in making any such objection or representation in respect of any such notice or proposal as the Lessor shall reasonably deem expedient and to which the Lessee shall agree
  (such agreement not to be unreasonably withheld)

  3.25.3                 To join with the Lessor but at the cost
of the Lessor in applying
  for any government or local authority or other permissions licences or consents necessary to permit rebuilding after destruction of the Premises or damage thereto

  3.25.4                 Whenever reasonably required to permit
the Lessor to enter
  upon the Premises to comply with any requirements lawfully made on it under the Town and Country
  Planning Acts by any competent authority

  1164030.01
                                _22_

                PROVIDED that there is no material interference with the Lessee's enjoyment of the Premises and the Lessor makes good any damage caused to the Premises and the Lessee's fixtures and fittings in the exercise of such rights

  3.26            Value Added Tax

         To pay to the Lessor any Value Added Tax for which the Lessor is liable in respect of any taxable supplies under this Underlease save insofar as the Lessor or a third party is able to recover the same

  3.27             Indemnity

         To indemnify the Lessor against all liability claims and costs (including any increase in insurance premium) arising directly or indirectly out of any defect or alleged defect in the Premises or any fixture or appurtenance thereto or any service or facility supplied in or about the Premises or out of the state or condition of the Premises arising from a breach of the Lessee's obligations herein contained or out of any breach of covenant on the part of the Lessee or out of the use or occupation of the
         Premises by the Lessee or any works carried out at any time during the Term to the
         Premises by the Lessee or out of anything now or during the Term attached to or projecting from the Premises and installed by the Lessee or out of any act neglect or omission by the Lessee or any underlessee or by their respective servants or agents or by any persons in the Premises with the actual or implied authority of any of them (other than the Lessor or those authorised by the Lessor) or out of infringement disturbance or destruction during the Term by the Lessee of any right or easement

  3.28            Trespass etc

         At all times to use all reasonable endeavours to prevent trespass disturbance or nuisance to the Lessor or the occupiers of nearby premises by the Lessee's tenants
         (if any) employees agents and visitors

  3.29            Information

         To provide within fourteen days of receipt of a written request from the Lessor such information as the Lessor may reasonably require as to the occupation of the
         Premises including (but without prejudice to the generality of the foregoing) details of all underlettings and licences granted by the Lessee and the full names and addresses of all persons in actual or deemed possession of the Premises and each and every part thereof

  3.30            Aerials etc

         Not to erect any poles or aerials on the exterior of the Premises or the Building
         PROVIDED however that if and so long as at any time during the Term the permitted use of the Premises under this Underlease shall include the sale or renting or necessarily require the installation of any television or radio equipment the Lessor will not unreasonably withhold its consent to the installation by the Lessee on the exterior of the Premises of a suitable external aerial to be installed in accordance in all respects with a specification and plans first approved by the Lessor (such agreement not to be unreasonably withheld) and in a position to be reasonably specified by the Lessor's Surveyor

  1164030.01
                               -23-

  3.31   Notify damage

         Immediately upon becoming aware of the same to give written notice to the Lessor of any damage to the Premises caused by any of the Insured Risks and at all times to display and maintain on the Premises all notices which any competent authority may require to be displayed but which shall not be required to be displayed in such a position as to interfere with the Lessee's business

  3.32   Refuse fire fighting equipment and security

         3.32.1 To provide and use a refuse receptacle of a type or kind as may be stipulated by the local authority or private contractor responsible for refuse collection and to keep the same within the Premises and not to store any goods packing cases containers waste or materials otherwise
                than in suitably enclosed accommodation within the Premises and not by persons within the Lessee's control knowingly to allow any open area in the curtilage of the Building to become unclean or untidy as a result of use thereof by the Lessee and to prevent accumulations of waste or refuse which are excessive or constitute a nuisance or danger to health

                3.32.2     To pay to the local authority any
charge imposed for the collection of
                refuse from the Premises

                3.32.3     To keep the Premises supplied and
equipped with all fire fighting and
                extinguishing appliances from time to time required by law or reasonably required by the insurers of the Premises or reasonably recommended by them such appliances being kept open to
inspection and properly
                maintained and not to obstruct the access to or means of working such appliances or the means of escape from the Premises in case of fire

                3.32.4     To take expeditiously all requisite
steps to obtain any necessary fire
                certificate for the Premises

                3.32.5     To ensure that at all times the Lessor
has written notice of the name
                address and telephone number of at least one keyholder of the Premises

                3.32.6     At any time that the Premises or any
part thereof is unoccupied to take all
                reasonable precautions to prevent vandalism theft and unlawful occupation

  3.33   Common Parts

         Not by persons within the Lessee's control to allow the Common Parts to be obstructed at any time

  3.34   Regulations

         Duly to observe and perform such written regulations notified to the Lessee as the
         Lessor or the Superior Lessor may from time to time reasonably deem necessary for the orderly safe or more convenient management of the Premises or the Building and to use all reasonable endeavours to ensure that such regulations are

  1164030.01
                               -25-

                shall be calculated and assessed separately from that of the other services and so paid for by the Lessee either direct to the statutory undertaking concerned or through the Lessor if direct payment is not possible or if reasonably so required by the Lessor in which event such payment shall be made by the Lessee upon demand from the Lessor and the Lessee shall indemnify and keep indemnified the Lessor against all charges for such supplies

  3.36       Observe covenants in Superior Lease

         3.36.1 To observe and perform the covenants and conditions on the part of the lessee contained in the Superior Lease other than those for the payment of rents and so far as they relate to the Premises but except in
                so far as the Lessor expressly covenants in this Underlease to observe and perform the same and to indemnify the Lessor from and against any actions proceedings claims damages costs expenses or losses arising from any breach non-observance or non-performance of such covenants and conditions

                3.36.2 Not to do omit suffer or permit in relation to the Premises any act or thing which would or might cause the Lessor to be in breach of the Superior
                Lease or which if done omitted or suffered or permitted by the Lessee would or might constitute a breach of the covenants on the part of the
                Lessor and the conditions contained in the Superior Lease

  3.37     Entry for compliance with Superior Lease

         To permit the Lessor and all persons authorised by the Lessor (including agents professional advisers contractors workmen and others) upon reasonable written notice (except in the case of emergency) to enter upon the Premises for any purpose that is in the reasonable opinion of the Lessor necessary to enable it to comply with the covenants on its part or on the part of the lessee and the conditions contained in the Superior Lease

  3.38             New guarantor

                3.38.1 To procure that any person who has guaranteed to the Lessor the
                Lessee's obligations contained in this Underlease joins with the Lessee and becomes a party to any Supplemental Document to consent to the
                Lessee entering into such Supplemental Document and to confirm that its covenants remain in full force and effect in respect of this Underlease as varied or amended by such Supplemental Document

                3.38.2     Within fourteen days of the death
during the Term of any person who has
                guaranteed to the Lessor the Lessee's obligations contained in this
                Underlease or such person becoming bankrupt or having a receiving order made against him or being a company passing a resolution or amalgamation whilst solvent) then to give notice thereof to the Lessor and if so required by the Lessor at the expense of the Lessee within two months to procure some other person reasonably acceptable to the
                Lessor to execute a guarantee in respect of the Lessee's obligations contained in this Lease in the form set out in
Schedule 4

  1164030.01
                               -24-

         duly observed and performed by its tenants and licensees
(if any) and employees
         agents and visitors

  3.35   Service charge

                3.35.1     To pay to the Lessor a service charge
being the fair proportion attributable
                to the Premises of all amounts costs and expenses which may at any time during each Service Charge Year of the Term become payable by the
                Lessor pursuant to the Superior Lease

                3.35.2     The manner in which the Service Charge
shall be paid shall be as
                follows:-

                       3.35.2.1 the Lessor shall as soon as
reasonably practicable after the
                       end of each Service Charge Year use all
reasonable
                       endeavours to procure that the Superior
Lessor prepares an
                       account ("the Superior Lessor's Account") showing the
                       service charge for that year and upon such account being
                       reasonably and properly certified by the Superior Lessor's
                       Accountant the same shall in the absence of manifest error be final and binding on the Lessee

                       3.35.2.2 the Lessee shall pay for each
Service Charge Year of the
                       Term a provisional service charge being a proportionate part of the Lessor's Surveyor's estimate
(acting reasonably) of the
                       likely aggregate amount of the service
charge for the
                       forthcoming Service Charge Year

                       3.35.2.3 the Lessor or the Lessor's
Surveyor shall as soon as
                       reasonably practicable upon receipt of the Superior Lessor's
                       Account prepare a statement which shall
set out details of the
                       provisional service charge payments made by the Lessee for the relevant Service Charge Year and if
the service charge
                       for that year shall exceed the payments
made by way of
                       provisional service charge the amount of the excess shall be paid forthwith by the Lessee to the Lessor but if it shall be less the amount of the overpayment shall be credited to the
                       Lessee against the next payment of rent
and service charge

                       3.35.2.4 the Lessor shall be entitled to change the annual date for the purpose of computing the service charge
whenever it shall
                       reasonably think fit and to make such
apportionment as the
                       Lessor acting reasonably shall consider to be fair and
                       necessary upon any change of such date
(and the expression
                       "Service Charge Year" shall be construed accordingly) or in the proportions. attributable to the
Premises

                       3.35.2.5 the provisional service charge
shall be payable by four equal
                       instalments in advance of the same in like manner as the
                       Rent is payable

                PROVIDED ALWAYS that while the supply of any of the services to the
                Premises or any part thereof is separately metered the cost thereof

  1164030.01
                               -26-

  4.     LESSOR'S COVENANTS

         The Lessor hereby covenants with the Lessee as follows:-

  4.1    Quiet enjoyment

         That the Lessee paying the rent and other monies payable hereunder and observing and performing the Lessee's covenants and stipulations herein contained shall peaceably hold and enjoy the Premises during the Term without any interruption by the Lessor hereunder or any person rightfully claiming under or in trust for it

  4.2    Insurance

         4.2.1 To use all reasonable endeavours to procure that the Superior Lessor keeps or procures to be kept insured at all times throughout the Term the Building in such sum as shall be its full reinstatement value (with such allowance (if any) for inflation of building costs as the Superior
                Lessor shall reasonably deem necessary) including compliance with the building regulations and planning control and demolition and site clearance expenses and three years rent of the Premises (including rent potentially payable upon a rent review under this Underlease)
                and
                professional fees on demolition and rebuilding) against loss or damage
                by the Insured Risks with reputable insurers and to produce to the
                Lessee upon demand (but no more often than twice in any year of the
                Term) a certified copy of the insurance policy or other evidence of such insurance and evidence of payment of the last premium and to notify the Lessee in writing upon the Lessor being notified of the same by the Superior Lessor of any material changes in the Insured Risks and subject to the Superior Lessor being able to obtain all necessary planning approvals and other licences approvals. and consents to use its reasonable endeavours to require the Superior Lessor to cause all monies (save monies payable for loss of rent) received by virtue of such insurance to be laid out as soon as practicable in making good the damage or destruction for which the monies have been received the Superior Lessor making up any deficiency out of its own monies
                PROVIDED however that the Superior Lessor's liability to insure against loss or damage by any of the Insured
Risks shall be subject at
                all times to cover being normally available at a reasonable cost with reputable insurance offices in the United Kingdom or through underwriters at Lloyds and shall be limited to effecting such cover as is
                normally available upon the terms and conditions available in such insurance market from time to time and subject to such exclusions conditions or provisions for excess from time to time reasonably agreed between the Superior Lessor and the insurers

         4.2.2 The Lessor's obligations under the foregoing provisions of this Clause shall cease if and to the extent that the insurance be invalidated or payment of the insurance monies withheld or refused as a result of any
                 act neglect or default of the Lessee or any agent servant tenant or licensee of the Lessee or any person within the Lessee's control or if and to the extent that the Lessee shall fail to pay any sums due pursuant to the provisions of Clause 3.7.5

  1164030.01
                               -27-

  4.3    Provide services

         4.3.1 To use all reasonable endeavours to procure that the Superior Lessor shall provide and carry out or procure the provision or carrying out of the services ("the Services") specified in
Schedule 3 hereto
                PROVIDED
                THAT neither the Lessor nor the Superior Lessor shall be liable for any interruption breakdown stoppage defect or failure to provide supply or procure any of the Services to be supplied by virtue of weather conditions inevitable accident emergency act of God necessary repairs maintenance or replacement or by any cause whatever not within the control of the Lessor or the Superior Lessor provided that the Lessor shall use all reasonably endeavours to procure that the Superior
                Lessor
                ensures the services in question are restored as soon as practicable and PROVIDED THAT the Lessee shall not be entitled to object to the service charge or any item comprised in it or otherwise on any of the following grounds:-

                4.3.1.1 the inclusion in a subsequent Service
Charge Year of any
                        item of expenditure or liability omitted from the service
                        charge for any preceding Service Charge
Year

                4.3.1.2 that any item of service charge included at a reasonable and proper cost might have been provided or performed at
                        a
                        lower cost

                4.3.1.3 disagreement with any estimate of future expenditure for which the Superior Lessor requires to
make provision so
                        long as the Superior Lessor has acted
reasonably and in
                        good faith and in the absence of manifest error

                4.3.1.4 the manner in which the Superior Lessor exercises its discretion in providing Services so long as the Superior
                        Lessor has acted reasonably and in good
faith and in
                        accordance with the principles of good
estate management

                4.3.1.5 the employment of respectable and responsible agents contractors or other persons as the
Superior Lessor may
                        from time to time think fit for the
carrying out and provision
                        on the Superior Lessor's behalf of the
Services so long as
                        the Superior Lessor has acted reasonably and in good faith and in accordance with the principles of good estate
                        management

                AND PROVIDED THAT the Superior Lessor may in its absolute discretion vary replace withdraw extend alter or add to such Services if it reasonably considers that by doing so the amenities in the Building may be improved and/or the management thereof more efficiently conducted so long however as the Superior Lessor shall at all times provide such of the
                Services as are necessary for the proper maintenance and use and enjoyment of the Building

                AND PROVIDED THAT in the event that the Lessor or the Superior
                Lessor shall be required during any Service
Charge Year to incur heavy
                or exceptional expenditure which forms part of the service charge the
                Lessor shall be entitled to recover from the Lessee a proportionate part

  1164030.01
                               -28-

                of that expenditure on the next date for payment of rent and service charge following such expenditure

         4.3.2 To use all reasonable endeavours to procure that the Superior Lessor shall at all times keep or cause to be kept detailed accounts (which shall be open to inspection by,the Lessee at reasonable times upon prior appointment) of all expenditure in respect of the Services

  4.4    To pay Superior Lease rents

         To pay the rents reserved by the Superior Lease and to perform so far as the Lessee is not liable for such performance under the terms of this Underlease the covenants and conditions on the part of the lessee contained in the Superior Lease and to indemnify and to keep indemnified the Lessee against all actions claims proceedings costs expenses and demands in any way relating to the Superior Lease and in relation to any service charge payments due but not demanded or paid as at the date hereof in relation to the Premises

  4.5    Obtain consents under the Superior Lease

         To take all reasonable steps at the Lessee's expense to obtain the consent of the
         Superior Lessor whenever the Lessee makes application for any consent required under this Underlease where the consent of both the Lessor and the Superior Lessor is needed by virtue of this Underlease and the Superior
Lease

  5.     PROVISOS

         PROVIDED ALWAYS and it is hereby agreed as follows:-

  5.1    Interest

         That if the Rent or any part thereof or any other monies due by the Lessee to the
         Lessor shall at any time be unpaid on the due date (whether in respect of rent any formal demand shall have been made or not) then the Lessee shall pay to the Lessor in addition Interest on such sum for the period from the date when such sum became due to the date of payment to the Lessor

  5.2    Re-entry

         5.2.1          That
                5.2.1.1        if the Rent or any part thereof or
any interest
         payable
                        thereon or any other monies due by the
Lessee to the
                        Lessor shall at any time be unpaid for
twenty one days
                        (whether any formal demand shall have
been made or not)
                        or
                5.2.1.2        if the Lessee shall fail to
perform or observe
         any of its
                        covenants or stipulations herein or
                5.2.1.3        if the Lessee or the Guarantor for
the time
         being (being a
                        company)
                        5.2.1.3.1
     enters into liquidation whether compulsory or
                               voluntary (save for the purpose of
         demonstrated

  1164030.01
                                        -29-

                                        to the Lessees'
satisfaction
                                        reconstruction or
amalgamation
                                        whilst solvent) or

                        5.2.1.4 passes a resolution for winding
up (save as
                        aforesaid) or

                                        5.2.1.4.1   is unable to
pay or has no
                                        reasonable prospect of
being able
                                        to pay its debts within
the meaning
                                        of Sections 122 and 123
of the
                                        Insolvency Act 1986 ("the
1986
                                        Act") or

                                        5.2.1.4.2   summons a
meeting of its
                                        creditors or any of them
under
                                        Part I of the 1986 Act or

                                        5.2.1.4.3   suffers a
petition for an
                                        Administration Order in
respect of
                                        it to be filed at Court
or

                                        5.2.1.4.4   suffers a
receiver or
                                        administrative receiver
to be
                                        appointed or

                        5.2.1.5 if the Lessee for the time being (being an
                        individual or being
                                more than one individual any one
of them)

                                        5.2.1.5.1   shall have a
receiving order made
                                        against him or

                                5.2.1.5.2
become bankrupt or

                                        5.2.1.5.3   is unable to
pay or has no
                                        reasonable prospect of
being able
                                        to pay his debts within
the meaning
                                        of Sections 267 and 268
of the
                                        1986
  _'                                    Act or

                                        5.2.1.5.4   if the Lessee
(or if there shall be
                                        more than one Lessee any
of them)
                                        enters into composition
with his or
                                        their creditors or

                                        5.2.1.5.5   if an interim
order is made under
                                        Part VIII of the 1986 Act

                                        5.2.1.5.6   suffers any
distress or execution
                                        to be levied on his or
their goods
                                        at the Premises

                                then and in any such case it will
be lawful for
                                the Lessor at any time after any
such event to
                                re-enter upon the Premises or any
part of the
                                Premises in the name of the whole
and
                                thereupon this demise will
absolutely determine
                                but without prejudice to any
right of action or
                                remedy of the Lessor in respect
of any beach
                                non-observance or non-performance
of any of
                                the Lessee's or the Guarantor's
covenants or
                                any conditions contained in this
Underlease

          5.3    Distress

                 That all monies payable by the Lessee under this Underlease shall be a charge on the Premises and recoverable by distress as for rent in arrear

           1164030.01
                               -30-

  5.4    Exclusion of warranty

         Nothing in this Underlease or in any consent granted by the Lessor under this
         Underlease shall imply or warrant that the Premises may be used for the purpose herein authorised so far as concerns any statutes relating to town and country planning or that any alterations or additions or other works to the Premises which the
         Lessor may permit under the provisions of this Underlease will not require planning permission and it is hereby agreed that in entering into this Underlease the Lessee does not rely on any such warranty given by the Lessor or by any person on its behalf

  5.5    Damage from Services

         The Lessor shall not be liable to the Lessee or any other person claiming through the
         Lessee for any damage which may be caused by stoppage breakage or defect of any plant equipment or machinery in or service to the Premises or any neighbouring premises PROVIDED that the Lessor shall use all reasonable endeavours to procure that the Superior Lessor shall restore the plant equipment machinery or service in question as soon as practicable and PROVIDED that such damage shall not arise from the Lessor's negligence

  5.6    Lessor's liability

         In any case where the facts are known to the Lessee (but not known to the Lessor)
         the Lessor shall not in any event be liable to the Lessee in respect of any failure of the Lessor to perform any of its obligations to the Lessee hereunder whether express or implied unless and until the Lessee has notified the Lessor of the facts giving rise to the failure and the Lessor has failed within a reasonable time to remedy the same

  5.7    Walls

         Any wall dividing the Premises from any adjoining premises shall be treated as a party wall and used and repaired as such

  5.8    Lessee's effects

         The Lessee hereby irrevocably appoints the Lessor to be its agent to store or dispose of any effects left by the Lessee on the Premises for more than fourteen days after the end of the Term on such terms as the Lessor thinks fit and without the Lessor being liable to the Lessee save to account for the net proceeds of sale less the cost of storage (if any) and any other expenses reasonably incurred by the Lessor
         PROVIDED THAT the Lessee will indemnify the Lessor against any liability incurred to it by any third part whose property shall have been sold by the Lessor in mistaken
         (but bona fide) belief that such property belonged to the Lessee and was liable to be dealt with as such pursuant to the provisions of this Clause 5.8

  5.9    Notices

         Any notice required to be served on any party shall be sufficiently served if it is sent by post in a stamped envelope addressed to the Lessee or to the Guarantor at the last known place of abode or business or registered office or address for service in the United Kingdom of such Lessee or Guarantor or to the Lessee's

  1164050.01
                                       -31 -

                 Solicitors or to the Lessor at its registered office and proof of posting shall be proof of service

          5.10   Rent cesser

                 In the event of the Premises or any part thereof
or the access leading
                 thereto at any time during the Term being
damaged or destroyed by any
                 of the Insured
  '              Risks so as to render the Premises incapable of
occupation and the
  Specified Use
                 then (save to the extent that the policy monies
become irrecoverable
                 in whole or
                 part through any act or default of the Lessee or
any person under its
                 control) the
                 Rent or a fair proportion thereof according to
the nature and extent of
                 the damage
                 sustained shall be suspended until either the
Premises or the
                 damaged portion
                 thereof shall again be capable of use or
occupation or for a period
                 equal to the
                 number of years for which insurance against loss
of rent has been
                 effected under
                 the Superior Lessor's insuring covenant
(whichever is the shorter
                 period) and any
                 dispute between the parties as to the amount of
any cesser of rent as
                 aforesaid
                 shall be determined by arbitration pursuant to
the Arbitration Act 1996

  >       5.11   Indemnities
                 All indemnities given by the Lessee hereunder to
the Lessor in
  respect of claims
                 from third parties shall be subject to the
condition that the parties
  hereto shall
                 jointly negotiate and deal with any claims
against the Lessor and any
  actions and
                 proceedings resulting therefrom in close
consultation with one
  another and the
  .              Lessor will not settle or compromise any such
claim without the prior
  written
                 consent of the Lessee (such consent not to be
unreasonably
  withheld) subject to
                 the rights and powers of any insurers
          5.12   Option to determine on non-reinstatement

                 If by damage by an Insured Risk the Premises or a substantial part thereof shall at any time be rendered unfit for occupation or use for the
                 Specified Use or inaccessible and the Premises shall not have been reinstated and rendered capable of occupation for the Specified Use by three months before the end of the period of three years referred to in
                 Clause 5.10 ("the rent insurance period") then either the Lessor or the
                 Lessee may thereafter determine the Term and this Underlease by not less than three calendar months' notice in writing to that effect served upon the other and upon the expiration of such notice this Underlease and the Term shall cease and determine PROVIDED that no such notice shall be valid if served more than five weeks after the expiration of the rent insurance period or if at the date of service or of expiration of such notice the Premises shall in fact have been so reinstated and rendered capable of occupation and use for the Specified Use

          5.13   S.62 Law of Property Act 1925

                 The operation of Section 62 of the Law of Property Act 1925 shall be excluded from this Underlease and the only rights granted to the Lessee are those expressly set out in this Underlease and the Lessee shall not by virtue of this Underlease be deemed to have acquired or be entitled to by any means whatever any easement from or over or (except such as may be specifically granted in this
Underlease) in through over and
                 upon any land or premises adjoining or near to the Premises

          1164030.01
                               -32-

  5.14   Contracts (Rights of Third Parties) Act 1999

         For the purposes of the Contracts (Rights of Third
Parties) Act 1999 the parties
         hereto hereby agree that they do not intend any terms of this Lease to be enforceable by any third party who but for that Act would not have been entitled to enforce such terms

  5.15   Statutory compensation

         Except where any statutory provision prohibits the Lessee's right to compensation being reduced or excluded by agreement the Lessee shall not be entitled to claim from the Lessor on quitting the Premises or any part thereof any compensation under the Landlord and Tenant Act 1954

  5.16   Waiver of Right to Forfeit

         That no demand for or acceptance or receipt of any part of the Rent or other monies payable under this Underlease or any payment on account thereof shall operate as a waiver by the Lessor of any right which the Lessor may have to forfeit this
         Underlease by reason of any breach of covenant by the Lessee notwithstanding that the Lessor may know or be deemed to know of such breach at the date of such demand acceptance or receipt

  5.17   Jurisdiction

         This Underlease shall be governed by and construed in all respects in accordance with the law of England and the English courts shall have exclusive jurisdiction in relation to any disputes arising under or connected with this Underlease and the
         Lessee agrees that any process may be served on it by leaving a copy of the relevant document at the Premises

  5.18   Severance

         Each of the Clauses of this Underlease is distinct and several from the others and if at any time one or more of such provisions is or becomes illegal invalid or unenforceable the validity legality and enforceability of the remaining provisions will not in any way be affected or impaired

  5.19   Exclusion Order

         Having been authorised to do so by the Court Order the parties hereto agree that the provisions of Sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 shall be excluded in relation to the Tenancy hereby created

  6.     RENT REVIEW
  6.1 From each Review Date until as the case may be either the next Review Date or the end of the Term the Lessee shall pay to the Lessor in each year rent ("the
         New Rent") being whichever is the greater of a sum equal to the rent payable immediately prior to the relevant Review Date or a sum equal to the open market yearly rent payable for the Premises at the relevant Review Date determined in accordance with this Clause 6
  6.2    The New Rent may be agreed in writing between the Lessor
and the Lessee at
         any time but if the Lessor and the Lessee shall not by a date four months before
  1164030.01
                               -33-

         the relevant Review Date have agreed in writing the said open market yearly rent then the question may be referred for determination by an independent surveyor
         ("the Surveyor") acting as an arbitrator and appointed either by agreement between the Lessor and the Lessee or (upon the application of the Lessor or the Lessee) by the President for the time being of the Royal Institution of Chartered Surveyors (or failing him by such officer of such other professional body of surveyors as the Lessor shall designate)

  6.3 The arbitration shall be conducted in accordance with the Arbitration Act 1996
  6.4 The open market yearly rent shall be ascertained having regard to open market rental values current at the relevant Review Date and on the assumption of the
         Premises being let with vacant possession (but that all landlord's fixtures and fittings in the Premises are left intact) by a willing lessor to a willing lessee on the open market without payment of a premium upon the terms of this Underlease
         (other than the rent reserved but including these provisions for review of rent) and subject to and including the benefit of any deed of variation consent licence or approval or other instrument relating thereto and requested by or agreed with the
         Lessee and on the assumption:-

         6.4.1         that the covenants and conditions
contained in this
         Underlease on the
                part of the Lessee to be observed and performed
have been fully
                complied with and
         6.4.2         of a term equal to the length of the
original term of this
         Underlease
                remaining unexpired on the relevant Review Date
or ten years
                (whichever shall be longer) with rent reviews at intervals similar to the reviews in this Underlease and
         6.4.3         that at the relevant Review Date the
Premises are fully
         constructed
                fitted out and equipped fit ready carpeted and available for and capable of immediate occupancy and use without the need for any expenditure on the part of the Lessee and
         6.4.4         that no work has been carried out to or in
the Premises by
         the Lessee
                which has diminished the rental value of the
Premises and
         6.4.5         that in case the Premises or any part
thereof or the means
         of access
                thereto or any essential services therefor have
been destroyed or
                damaged they have been fully restored and that
the rent suspension
                provisions contained in Clause 5.10 hereof shall if in operation at the relevant Review Date not be in operation
         6.4.6         that the Premises may be used for the
Specified Use and
         for any other
                use permitted by any consent licence or approval given by the Lessor before the relevant Review Date at the request of the Lessee or with the
                Lessee's agreement but not so as to assume that
such use is a
                permitted use under the provisions of the Town and Country Planning
                Acts but disregarding
                6.4.6.1
      any effect on rental value of the Lessee's or any permitted sub-tenant's occupation or that of any
predecessor in title
         of
                       the Lessee or any permitted sub-tenant and

  1164030.01
                                       -34-

                        6.4.6.2 any goodwill attached to the
Premises by
                        reason of the
                                business carried on there by the
Lessee or
                        any permitted
                                sub-tenant or that of any of
their predecessors
                        in title in their
                                respective business and
                        6.4.6.3 any effect on rental value of the
Premises
                        attributable to the
                                existence at the relevant Review
Date of any
                        alterations or
                                improvements to the Premises made
during to
                        the Term by
                                the Lessee or any permitted
sub-tenant or any
                        of their
                                respective predecessors in title
(otherwise
                        than pursuant to
                                any obligation on the part of the
Lessee such
                        permitted sub-
                                tenant or such predecessor in
title to carry out
                        such work)
                                and at the sole expense of the
Lessee or such
                        permitted
                                sub-tenant or their respective
predecessors in
                        title and
                                without any obligation on the
part of the
                        Lessor to reimburse
                                such expense and with the prior
written
                        consent of the
                                Lessor where such consent is
otherwise
                        required by this
                                Underlease and
                        6.4.6.4 any statute order instrument
regulation or
                        direction which
                                has the effect of regulating or
restricting the
                        amount of rent
                                which may be payable in respect
of the
                        Premises and
                        6.4.6.5 save in respect of improvements
in respect of
                        which an
                                undertaking to reinstate is
precluded by
                        Section 19(2) of the
                                Landlord and Tenant Act 1927 any
effect on
                        rent of any
                                obligation of the Lessee arising
under this
                        Underlease or
                                any deed licence consent or other
instrument
                        made by the
                                Lessor at the request of the
Lessee to remove
                        alterations or
                                additions or to reinstate the
Premises to the
                        condition or
                                design of the Premises before the
carrying out
                        of any works
                                to the Premises and
                        6.4.6.6 any value attributable to the
existence at the
                        Premises of
                                any equipment or property of the
Lessee at
                        the Premises
                                and
                        6.4.6.7 any rent free period or reduced
rent period
                        which may have
                                been allowed to the Lessee under
the terms of
                        this
                                Underlease
                        6.4.6.8 If for any reason whatever the
New Rent shall
                        be
                                ascertained after the relevant
Review Date
                        then the Lessee
                                shall pay rent at the rate
payable immediately
                        prior to the
                                relevant Review Date on account
of the New
                        Rent and upon
                                the date ("the Due Date") ten
days after the
                        ascertainment
                                of the New Rent or the next
quarter day
                        (whichever shall be
                                the earlier) the Lessee shall
notwithstanding
                        that the
                                provisions of Clause 6.8 hereof
shall remain to
                        be complied
                                with pay as rent in arrear any
difference
                        between the rent
                                paid and the New Rent in respect
of the
                        period from the
                                relevant Review Date until the
Due Date
                        together with
                                interest thereon at the normal
deposit rate of
                        HSBC Bank
  '                             plc in respect of seven day money
from the
  relevant Review
                                Date to the date of payment and
together with
                                the New Rent

          1164030.01
                                        -36-

          (c)    the same rights of support shelter and
protection for the Premises
          from all
                 adjoining premises of the Lessor or the Superior
Lessor as are at
                 present enjoyed

          (d) the right to have the Lessee's name displayed on any notice board from time to
                 time maintained by the Superior Lessor at the entrance to or elsewhere within the
                 Building and for avoidance of doubt this shall include the second floor lift lobbies

          (e) the right by prior arrangement with the Lessor and the Superior
          Lessor to place
                 refuse in such refuse skips and/or compacting plant as the Lessor or the Superior
                 Lessor may from time to time specify or in such other refuse disposal facilities
                 which may from time to time be provided for that purpose by the
                 Lessor or the
                 Superior Lessor

          (f) the right to use such of the Common Parts of the Building as are necessary for the
                 purpose of access to and egress from the Premises on foot only and without
                 causing any obstruction to the same

          (g) the right in an emergency only to use any fire escape facilities from time to time
                 available from the Premises

          (h) the right to use such male and female toilets and washing facilities within the
                 Building as the Lessor or the Superior Lessor may from time to time by notice in
                 writing stipulate

                                    SCHEDULE2

          Exceptions and Reservations and Adverse Easements which where the context so admits or requires are excepted and reserved to the Lessor in common with the other tenants of the Building and their tenants servants agents and workmen and all others authorised by them and with or without materials and equipment

                 (a) the right at all times without obtaining any consent from the Lessee but not so that the access of light or air to the Premises may be materially affected to build upon or heighten or extend any building or which the
                 Premises may form part or any other buildings standing on any land near to the Premises or otherwise to deal

  0
                 with such land at it may think fit

                 the right of passage of Services from and to other land and the buildings of the Superior Lessor now or hereafter during the Term to be erected thereon through such Conducting Media as may at any time during the
                 Term run through in upon or under the Premises and at reasonable times to enter upon the Premises to make connections with such
                 Conducting Media for the purpose of exercising such right making good all damage caused to the Premises and the Lessees fixtures and fittings

          (c) the right of support shelter and protection for all adjoining premises as are at
                 present enjoyed from the Premises
          (d) all rights of entry upon the Premises contained or referred to throughout Clause 3
                 of this Underlease
          (e) the right to erect scaffolding for the purposes of repairing or cleaning the exterior
                 of the Building provided that any such
scaffolding does not materially
          interfere with
                 the access to or egress from or the enjoyment and use of the
          Premises
          1164030.01 '

                                       -35-

                               for the period from the Due Date
to the next
                               quarter day thereafter and for the
avoidance of
                               doubt the New Rent shall be deemed
to have
                               been ascertained on the date when
it has been
                               agreed between the Lessor and the
Lessee or
                               (as the case may be) on the date
of the award or
                               determination of the Surveyor

  '                     6.4.6.9                               If
by virtue of any government legislation the
  rent payable
                               under this Underlease as from any
Review
  Date is restricted
                               or any restriction is imposed upon
the Lessor's
  right to
                               review the rent then forthwith
upon such
  restriction coming
                               to an end the Lessor may by
written notice
  served on the
                               Lessee bring about a further rent
review as if
  the day after
                               the restriction had ended were a
Review Date
  and the other
                               provisions of this Clause 6 shall
apply (mutatis
  mutandis)

          6.5 The right of re-entry hereby reserved shall be exercisable by the
          Lessor as well in
                the case of non-payment of the New Rent as in the case of non-
          payment of any
                rent previously payable under this Underlease and the Premises shall stand
                charged with the payment of the New Rent as with any rent previously payable
          6.6 When the amount of the New Rent shall have been so ascertained memoranda
                thereof shall thereupon be signed by or on behalf of the Lessor and the Lessee
                and annexed to this Underlease and the
counterpart thereof and the
          parties shall
                bear their own costs in respect thereof
                IN WITNESS whereof the parties have executed this Underlease as a deed which
          is intended to be and is delivered on the date first above written

                                    SCHEDULE 1

          Easements and Rights granted which where the context so admits or requires are granted in common with the Lessor and other tenants and occupiers of the Building and their tenants servants agents and workmen and all others authorised by them and with or without equipment and materials

          (a) the right of passage of Services from and to the Premises through such
                Conducting Media as may now or during the Term run through under or over other
                parts of the Building with the right if necessary and proper to enter upon such
                other parts of the Building at reasonable times for the purpose of repairing so far
                as may be necessary such Conducting Media and making
                connections thereto the
                persons exercising such rights causing as little damage
                inconvenience and
                nuisance as practicable and the Lessee forthwith at the Lessee's expense and to
                the reasonable satisfaction of the Lessor's
Surveyor and the Superior
                Lessor
                making good any damage done to the Building

                the right at reasonable times and where such works cannot otherwise reasonably be carried out to enter upon such other parts of the Building as may be reasonably necessary for the purpose of repairing decorating or maintaining the Premises the persons
exercising such rights causing
                as little damage inconvenience and nuisance as practicable and the
                Lessee forthwith at the Lessee's expense and to the reasonable satisfaction of the Lessor's Surveyor and the Superior Lessor making good any damage done to the Building

          1164030.01

                                        -37-

                  the right to attach to and maintain on the exterior of the Premises in accordance with the requirements from time to time of the fire officer any lighting cables fire escape facilities
(including staircases) and other
                  equipment to serve such lighting cables or staircases and barriers for the purposes of any fire escape facilities and all necessary facilities for inspection repair maintenance and replacement of the same
                  PROVIDED that there is no material interference with the Lessee's permitted use and enjoyment of the Premises

                  (g) all rights of light and air and all other easements or rights (if any) now enjoyed by other lands buildings and properties over the Premises and any exceptions and reservations to which the Lessor's and any superior title is subject

           PROVIDED that (a) none of the above mentioned rights herein excepted and reserved permitting entry into the Premises or the erection of scaffolding shall be exercised unless such works and other matters cannot be reasonably effected without entry onto or into the Premises or scaffolding, being erected and then only after there has been prior consultation with the Lessee (except in emergency) and
           (b) all the rights herein excepted and reserved shall be exercised only in such a manner as to cause as little interference inconvenience or damage as reasonably practicable to the Lessee the Premises and the business carried on thereat and the Lessee's fixtures and fittings and stock and any damage occasioned to the
           Premises and the Lessee's fixtures and fittings shall be made good by the person exercising such rights as soon as practicable

                                     SCHEDULE 3
                                     The Services

           1. Cleaning (including stone cleaning) lighting repairing maintaining furnishing
                 decorating refurbishing altering renewing or rebuilding (where necessary as part
                 of the process of repair) and complying with and/or making representations
                 against or otherwise contesting the incidence of any statutory requirements and
                 the provision hire and maintenance of any equipment necessary therefor

           2. Cleaning windows glass screens and glass doors inside and outside other than
                 those for which a tenant is responsible

           3.     Providing maintaining cleaning running
repairing overhauling
  replacing or
  -' renewing (where necessary as part of the process of repair) and inspecting the
                 Service Chattels namely (but not limited to) all lifts lift shafts and lift machinery
                 boilers electrical mechanical and other
equipment plant machinery
                 apparatus and
                 services air conditioning ventilating and circulation equipment sanitary apparatus
                 amenity furniture and equipment architectural or artistic features planting areas
                 boxes or tubs and all services provided for the use of the tenants and occupiers of
                 the Building including all conduits and fire escapes fire warning and fighting
                 equipment sprinkler systems security alarms telephones
                 communications closed
                 circuit television and cleaning equipment facilities and apparatus not comprised in
                 and used for the benefit of a single Lettable
Unit

  _.       4.    Gas electricity water fuel and other power
consumed for or in
  connection with the
                  provision of any of the Services and/or the Service Chattels

           5. Supplying to all Lettable Units hot and cold water to toilets toilet hygiene and towel
                 service

           6.     Supplying to all Lettable Units air
conditioning and ventilation
           extraction

           1164030.01

                               -38-

  7. Refuse disposal and pest control including the provision and replacement from time to time of any skips compactors or other refuse disposal facilities which may at any time be reasonably deemed necessary by the Superior Lessor or stipulated by the local authority or private contractor responsible for the collection of refuse from the Building (provided that the Superior Lessor may acting reasonably and properly require trade waste arising from any particular tenants' or occupiers'
         trade or business to be disposed of by such tenant or occupier and not by the
         Superior Lessor)
  8. Paying all rates taxes assessments and outgoings whether of a recurring nature or not and paying any special costs or expenses which maybe imposed by the local authority and not recoverable from any other person
  9. Planting cultivating tending stocking and restocking any planting boxes or tubs
  10. Employing caretakers porters receptionists security personnel lift attendants boiler
         men supervisors maintenance men and all other staff (including independent contractors) as the Superior Lessor may reasonably consider necessary and the payment of reasonable and proper wages salaries social security pension and insurance contributions and other outgoings and benefits occasioned by the employment of such persons and the provision of uniforms overalls and protective clothing for such persons
  11. The provision of reasonable and proper security arrangements for the Building
  12. Maintaining notice boards indicating the name business and location of the tenants and other occupiers of the Building
  13. In the case of management by the Superior Lessor's own staff a management charge of ten per centum of the total cost to the Superior Lessor of the provision of the other services referred to in this Schedule
  14. The engagement or provision of managing agents and such other management staff and such professional advisers and contractors as the Superior Lessor shall acting reasonably and properly deem necessary for the efficient provision of the services including fees for computing and auditing the service charge and collection of rents insurance premiums and services charges PROVIDED that such management charge as is referred to in paragraph 13 hereof shall not in total
         exceed ten per centum of the service charge (excluding all costs relating to the insurance of the Building or any parts thereof and any reserve or sinking fund)
         and
         such management charge and the fees payable under this paragraph 14 shall not include any costs or fees relating to the review of rents and the letting and re-
         letting of the Building or any parts thereof
  15. The insurance against loss or damage by fire and such other risks as the Superior
         Lessor shall acting reasonably and properly deem necessary together with such fees and expenses (including professional fees and demolition and site clearance expenses) as the Superior Lessor acting as aforesaid shall deem necessary of the
         Common Parts and service chattels and insurance against theft third party liability public liability and employer's liability and such other insurances as the lessor shall acting as aforesaid consider to be necessary

  16. The valuation for insurance purposes of the Building and each and every part thereof (but not a single Lettable Unit) including (but not limited to) the service

  1164030.01
                                        -39-

                 chattels as often as the Superior Lessor shall reasonably determine but not more often than once in every three years

           17. The reading of meters or other assessments of the cost of supplying any services
                 which are subject to a metered supply SUBJECT however to the proviso
                 contained in Clause 3(36)(c) of the Superior
Lease

           18. A sinking fund or other provision to provide for the replacement of the Service
                 Chattels and to provide for periodic items including (but not limited
                 to) repairs
                 maintenance decoration and renewals compliance with legislation regulations of
                 local authorities and reasonable requirements of insurers such reserve of sinking
                 fund to be held by the Superior Lessor on trust for the tenants of the
                 Building in a
                 specially designated deposit account all interest earned thereon being credited to
                 such account at regular intervals and held on trust as aforesaid

          19. Without limiting the aforesaid all other expenses reasonably incurred by the
                 Superior Lessor in or incidental to or for the purpose of providing or maintaining
                 services facilities or amenities to for or of the Building

          PROVIDED ALWAYS that there shall be excluded from the service charge any expenses outgoings or other expenditure relating to

                 the review of rents and the letting and
re-letting of the Building or any
                 parts thereof

  >       (ii)   the making good of any inherent or latent
defects in the design or
  construction of
                 the Building including the Premises or in the
installation by or on
  behalf of the
                 Superior Lessor of anything in or on the
Premises or the Building
          _ _    any costs and expenses incurred relating to the
rebuilding
  reinstatement and
                 renewal (save insofar as necessary as part of
the process of repair)
  of the
                 Building
          (iv) the making good of damage by any of the risks insured or covenanted to be
                 insured by the Superior Lessor save insofar as
the Superior Lessor
  reasonably
                 chooses not to claim under any such insurance in
respect of such
  damage

          PROVIDED FURTHER that in no event shall the Lessee's proportion of the service charge or that part of the service charge payable by the Lessee be increased or altered by reason that at any relevant time any part of the Building may be vacant or be occupied by the Superior Lessor or any firm person or company associated with the Superior Lessor or that any tenant or other occupier of another part of the
          Building may default in payment of his due proportion of the service charge or that at any relevant time any part of the Building may be damaged or destroyed

                         SCHEDULE 4
                         Guarantee

          The Guarantor guarantees to and covenants with and for the benefit of the Lessor
          (which expression shall for the purpose of these guarantees and covenants include the Lessor's successors in title to the reversion without the need for express assignment):-

          (a) that the Lessee will during the period that the Lessee shall be bound by the
                 tenants covenants in this Underlease pay the
rent (including the New
                 Rent agreed
  .              or ascertained pursuant to the provisions of the
Underlease) and all
  other sums
                 agreed to be paid by the Lessee when due and
will also duly perform
                 and observe

          1164030.01

                               -40-

         its covenants and the stipulations in the Underlease and that the Guarantor will if the
         Lessee shall make any default in payment of such rent (including the New Rent as aforesaid) or any other sums or in the performance and observance of such covenants and stipulations pay the rent and monies and observe or perform the covenants or stipulations in respect of which the Lessee shall be in default and will make good to the Lessor all losses costs and expenses sustained by the Lessor through the default of the Lessee PROVIDED ALWAYS that any neglect or forbearance of the Lessor in endeavouring to obtain payment of the rent or other monies when the same become due or its delay in taking any steps to enforce performance or observance of the said covenants or stipulations and any time or indulgence which may be given by the Lessor to the Lessee or the fact that this
         Underlease may have been assigned or that the Lessee may have ceased to exist or any other act or thing whereby but for this provision the Guarantor would have been released shall not release or in any way lessen or affect the liability of the
         Guarantor under this guarantee

  (b) that if the Lessee shall enter into liquidation (save for the purpose of demonstrating to the Lessees satisfaction) reconstruction or amalgamation whilst solvent) or become bankrupt and the liquidator or trustee shall disclaim the
         Underlease then the Guarantor will if required by the Lessor in writing within six months after such disclaimer accept from the Lessor a lease of the Premises for a term equal to the residue of the Term unexpired at the date of such disclaimer
         and
         containing the same rent covenants provisos and other terms as the Underlease and shall execute and deliver to the Lessor a counterpart thereof and shall pay the
         reasonable and proper costs of such new lease

  - -    that if this Underlease shall be so disclaimed and for
any reason the Lessor does
         not require the Guarantor to accept a new lease of the Premises as aforesaid then
         the Guarantor shall pay to the Lessor on written demand an amount equal to the rent reserved by the Underlease at the date of such disclaimer for the period commencing with such date and ending on the date six months after such disclaimer or the date on which the Premises are relet by the Lessor whichever is_
         the sooner

  EXECUTED (but not delivered until the   )
  date inserted in this Deed) as a Deed by     )
  the affixing of the COMMON SEAL of )
  ARCADIA GROUP PLC in the presence of:-

                            Director
                                        f

                            Director

                     Secretary/9iFee~e~-

  1164030.01